UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 1, 2015

BMC STOCK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Lakeside Commons
980 Hammond Drive NE, Suite 500
Atlanta, GA 30328
(Address of principal executive offices) (Zip Code)
(678) 222-1219
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2015, Stock Building Supply Holdings, Inc., a Delaware corporation (the “Company”), and Building Materials Holding Corporation, Inc., a Delaware corporation (“BMC”), completed their previously announced merger, effective as of 4:31 pm (EST) (the “Effective Time”). Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of June 2, 2015 (the “Merger Agreement”), between the Company and BMC, BMC merged with and into the Company (the “Merger”), with the Company surviving the Merger. As of the Effective Time, the Company was renamed “BMC Stock Holdings, Inc.”

This Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by the Company under Items 1.01, 1.02, 2.01, 3.03, 5.01, 5.02, 5.03, 5.07 and 9.01 on December 7, 2015 (the “Initial Report”). Specifically, Amendment No. 1 is being filed to amend Item 9.01 of the Intial Report to provide certain financial statements of BMC and certain unaudited pro forma financial information required under Item 9.01, which were excluded from the Initial Report in reliance on Item 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of BMC as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012, and the notes related thereto were previously filed in the Company’s definitive Joint Proxy and Consent Solicitation Statement/Prospectus, included in a registration statement on Form S-4 (Commission File No. 333-206421) filed with the Securities and Exchange Commission pursuant to Rule 424(b) on November 2, 2015, and accordingly, are not required to be filed herewith pursuant to General Instruction B.3. of Form 8-K.

The unaudited consolidated financial statements of BMC as of September 30, 2015 and December 31, 2014 and for the three and nine months ended September 30, 2015 and 2014, and the notes related thereto are attached as Exhibit 99.1 to this Amendment No. 1 and are incorporated by reference into this Amendment No. 1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of SBS and BMC for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015, and the notes related thereto are attached as Exhibit 99.2 to this Amendment No. 1 and are incorporated by reference into this Amendment No. 1.

(d) Exhibits

Exhibit No.	Description

99.1
Unaudited consolidated financial statements of Building Materials Holding Corporation as of September 30, 2015 and December 31, 2014 and for the three and nine months ended September 30, 2015 and 2014, and the notes related thereto.

99.2
Unaudited pro forma condensed combined financial information of Stock Building Supply Holdings, Inc. and Building Materials Holding Corporation for the year ended December 31, 2014, and as of and for the nine months ended September 30, 2015, and the notes related thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.

By	/s/ James F. Major, Jr.
James F. Major, Jr. Executive Vice President, Chief Financial Officer and Treasurer

Date: December 7, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1
Unaudited consolidated financial statements of Building Materials Holding Corporation as of September 30, 2015 and December 31, 2014 and for the three and nine months ended September 30, 2015 and 2014, and the notes related thereto.

99.2
Unaudited pro forma condensed combined financial information of Stock Building Supply Holdings, Inc. and Building Materials Holding Corporation for the year ended December 31, 2014, and as of and for the nine months ended September 30, 2015, and the notes related thereto.